LONG-TERM DEBT	12 Months Ended
Mar. 31, 2024
Borrowings [abstract]
LONG-TERM DEBT [Text Block]

11. LONG-TERM DEBT

Pursuant to an asset purchase agreement dated February 10, 2022, the Company acquired the land, building and chattels at 24 Corporate Court in Guelph, Ontario for cash consideration of $351,000 and assumed a mortgage of $1,949,000. The mortgage was assumed in a vendor-take-back agreement with the seller of the property who is an insignificant shareholder and not an insider of the Company. There are no financial covenants associated with this agreement. On April 1, 2023, the repayment terms were renegotiated to extend the amortisation period by an additional 12 months to March 1, 2025 and reduce the monthly installment from $85,504 to $43,764, including interest at 5% per annum. On October 1, 2023, the repayment terms were amended with payments moving to interest only for the next six months ending March 1, 2024. As a result, the loan repayment was further extended by four months with a new maturity date of October 1, 2025. The Company does not consider this extension to be a substantial modification to the vendor-take-back agreement.

	March 31, 2024 $	March 31, 2023 $

First mortgage payable in monthly installments of $43,764 (2023 - $85,504) including interest at 5% per annum, due October 1, 2025, with land and building, having a net book value of $1,910,158 (March 31, 2023: $2,012,414), pledged as collateral	757,727	998,080
Less current portion	(498,613)	(998,080)
Total long-term debt	259,114	-